UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2017

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at YUM! Brands, Inc. (the “Company”) Annual Meeting of Shareholders held on May 19, 2017, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

1.The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Paget L. Alves	245,147,002	842,346	426,470	49,224,325
Michael J. Cavanagh	235,878,867	10,127,231	409,720	49,224,325
Christopher M. Connor	245,160,773	838,397	416,648	49,224,325
Brian C. Cornell	235,446,878	10,551,721	417,219	49,224,325
Greg Creed	244,981,455	1,019,174	415,189	49,224,325
Mirian M. Graddick-Weir	235,785,561	10,247,447	382,810	49,224,325
Thomas C. Nelson	235,317,406	10,681,811	416,601	49,224,325
P. Justin Skala	245,262,218	739,882	413,718	49,224,325
Elane B. Stock	245,176,444	846,499	392,875	49,224,325
Robert D. Walter	219,127,858	26,878,081	409,879	49,224,325

2.The proposal to ratify the appointment of KPMG LLP as the Company's independent auditor for 2017 was approved based upon the following votes:

Votes for approval	291,469,018
Votes against	3,552,963
Abstentions	618,162
There were no broker non-votes for this item.

3.The proposal to approve, by non-binding advisory vote, the executive compensation of the Company's named executive officers was approved based upon the following votes:

Votes for approval	221,204,246
Votes against	24,185,480
Abstentions	1,026,092
Broker non-votes	49,224,325

4.The proposal to hold non-binding advisory votes on executive compensation every year was approved, it having received more than a majority of shares cast for one of the three options or abstentions based upon the following votes:

One year	225,185,090
Two years	746,675
Three years	19,869,103
Abstentions	614,950
There were no broker non-votes for this item.

5.The shareholder proposal concerning reducing deforestation was not voted on because it was not properly presented at the meeting, as neither the shareholder proponent nor their designee was in attendance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	May 24, 2017	/s/ John P. Daly
Vice President and
Associate General Counsel